UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2015

International Monetary Systems, Ltd

(Exact name of registrant as specified in its charter)

Wisconsin	0-30853	39-1924096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16901 West Glendale Dr. New Berlin, WI	53151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 262-780-3640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐  Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐  Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

At the company’s annual shareholders’ meeting on June 10, 2015, with a total of 547,111 votes cast, the following actions were taken:

1)  Re-election of Dale Mardak to a 3 year term as director. The voting results were as follows:

	For	Against	Abstained	Withheld	Non-votes	Total
Dale Mardak	507,766			1,932	37,413	547,111

2)  Ratification of LBB & Associates Ltd., LLP as the Company’s independent auditors for the year ended December 31, 2015.

Of the total votes cast, 544,445 were for ratification of LBB and 2,260 votes were against ratification, with 406 abstaining.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Monetary Systems, Ltd.

Date: June 11, 2015	By:	/s/ David Powell
Name: David Powell
Title: Principal Financial Officer

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